UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2006

QUEPASA Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33105

Nevada	86-0879433
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

7550 E. Redfield Rd.

Suite A

Scottsdale, AZ 85260

(Address of principal executive offices, including zip code)

480-348-2665

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 19, 2006, Quepasa Corporation (the “Company”) disclosed in its current report on Form 8-K that it had entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Mexicans & Americans Trading Together, Inc. (the “Investor”) on October 17, 2006. Copies of the Purchase Agreement and the Support Agreement are attached as Exhibits 10.1 and 10.5, respectively, to the Form 8-K filed on October 19, 2006, and are incorporated herein by reference.

On November 20, 2006, the Company entered into an Amended and Restated Support Agreement (the “Amended Agreement”), effective October 17, 2006, with the Investor and a Corporate Sponsorship and Management Services Agreement (the “CSMSA”) with both Mexicans & Americans Thinking Together Foundation, Inc. (the “Organization”) and the Investor.

Amended and Restated Support Agreement

The Amended Agreement provides that the Investor will use its commercially reasonable efforts to generate revenue for the Company through advertising or other efforts. The revenue generated pursuant to the Amended Agreement will determine the adjustments made to the exercise prices of the Warrants. The Amended Agreement also provides that the Investor will make a corporate jet available to the Company for up to 25 hours of use during each year of the Amended Agreement’s term.

The foregoing description of the Amended Agreement is not complete and is qualified in its entirety by reference to the agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Corporate Sponsorship and Management Services Agreement

The CSMSA provides that the Company will develop, operate and host the Organization’s website and provide to the Organization all services necessary to conduct such operations. During the first three years of the term of the CSMSA, the Organization will reimburse the Company for its costs and expenses in providing these services, not to exceed $500,000 per annum. The CSMSA further provides that the Company will pay the Organization’s operating costs, up to a cap of $1,200,000 per annum minus the Company’s costs and expenses for providing the services to the Organization described above.

The Investor has agreed to guarantee the Organization’s obligations to pay any costs and expenses due the Company under the CSMSA.

The foregoing description of the CSMSA is not complete and is qualified in its entirety by reference to the agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)

EXHIBIT NUMBER	DESCRIPTION
10.1	Amended and Restated Support Agreement dated November 20, 2006 and effective October 17, 2006, by and between Quepasa Corporation and Mexicans & Americans Trading Together, Inc.

10.2	Corporate Sponsorship and Management Services Agreement dated November 20, 2006, by and among Quepasa Corporation, Mexicans & Americans Thinking Together Foundation, Inc. and Mexicans & Americans Trading Together, Inc.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEPASA Corporation

Date November 27, 2006	/s/ Charles B. Mathews
Charles B. Mathews Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Amended and Restated Support Agreement dated November 20, 2006 and effective October 17, 2006, by and between Quepasa Corporation and Mexicans & Americans Trading Together, Inc.

10.2	Corporate Sponsorship and Management Services Agreement dated November 20, 2006, by and among Quepasa Corporation, Mexicans & Americans Thinking Together Foundation, Inc. and Mexicans & Americans Trading Together, Inc.

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